Exhibit 99.2

QUARTERLY PERFORMANCE SUMMARY

StellarOne Corporation (NASDAQ: STEL)

(Dollars in thousands, except per share data)

	For the Three Months Ended		Percent Increase (Decrease)
	3/31/2008	3/31/2007
INCOME STATEMENT
Interest income - taxable equivalent	$31,114	$25,496	22.03%
Interest expense	13,113	10,592	23.80%
Net interest income - taxable equivalent	18,001	14,904	20.78%
Less: taxable equivalent adjustment	486	549	-11.48%
Net interest income	17,515	14,355	22.01%
Provision for loan and lease losses	953	165	>100.00%
Net interest income after provision for loan and lease losses	16,562	14,190	16.72%
Noninterest income	5,165	3,828	34.93%
Noninterest expense	19,038	12,287	54.94%
Provision for income taxes	602	1,713	-64.86%
Net income	$2,087	$4,018	-48.06%
PER SHARE DATA
Basic earnings	$0.14	$0.37	-62.16%
Diluted earnings	$0.14	$0.37	-62.16%
Shares outstanding	22,577,687	10,791,669
Weighted average shares -
Basic	15,077,544	10,789,966
Diluted	15,156,260	10,820,955
Dividends paid on common shares	$0.16	$0.16
PERFORMANCE RATIOS
Return on average assets	0.40%	1.01%	-60.40%
Return on average equity	3.81%	10.77%	-64.62%
Return on average realized equity (A)	3.85%	10.72%	-64.09%
Net interest margin (taxable equivalent)	3.75%	4.05%	-7.41%
Efficiency (taxable equivalent) (B)	80.41%	65.58%	22.61%
ASSET QUALITY
Allowance for loan losses
Beginning of period	$15,082	$14,500
Provision for loan losses	953	165
Charge offs	(618)	(211)
Recoveries	81	47
Net charge-offs	(537)	(164)
Allowance acquired via acquisition	11,539
End of period	$27,037	$14,501
Non-performing assets:
Non-accrual loans	$24,959	$2,709
Loans 90+ days past due and still accruing	327	-
Foreclosed assets	5,617	38
Troubled debt restructurings	789	-
Total non-performing assets	$31,692	$2,747
to total assets:	1.02%	0.17%
to total loans plus foreclosed assets:	1.37%	0.23%
Allowance for loan losses to total loans	1.17%	1.19%
Net charge-offs (recoveries)	$537	$164
Net charge-offs to average loans outstanding	0.13%	0.05%

NOTES:

(A)	Excludes the effect on average stockholders’ equity of unrealized gains (losses) that result from changes in market values of securities and other comprehensive pension expense.

(B)	Computed by dividing non-interest expense by the sum of net interest income and non- interest income, net of gains or losses on securities, fixed assets and foreclosed assets. This is a non-GAAP financial measure, which we believe provides investors with important information regarding our operational efficiency. Comparison of our efficiency ratio with those of other companies may not be possible, because other companies may calculate the efficiency ratio differently.

(C)	Individual amounts shown above are calculated from actual, not rounded amounts in the thousands, which appear above.

QUARTERLY PERFORMANCE SUMMARY

StellarOne Corporation (NASDAQ: STEL)

(Dollars in thousands, except per share data)

			Percent Increase (Decrease)
	3/31/2008	3/31/2007
SELECTED BALANCE SHEET DATA
(Dollars in thousands)
End of period balances
Cash and cash equivalents	$121,198	$36,749	>100.00%
Securities available for sale	417,022	256,578	62.53%
Securities held to maturity	3,594	3,331	7.90%
Total securities	420,616	259,909	61.83%
Real estate - construction	392,546	225,350	74.19%
Real estate - 1-4 family residential	732,319	313,012	133.96%
Real estate - commercial and multifamily	850,530	528,702	60.87%
Commercial, financial and agricultural	230,783	112,455	105.22%
Consumer loans	83,386	31,176	167.47%
All other loans	20,759	6,305	229.25%
Total loans	2,310,323	1,217,000	89.84%
Deferred loan costs	46	935	-95.08%
Allowance for loan losses	(27,037)	(14,501)	86.45%
Net loans	2,283,332	1,203,434	89.73%
Core deposit intangibles, net	11,673	3,707	>100.00%
Goodwill	75,041	13,896	>100.00%
Bank owned life insurance	27,882	10,350	>100.00%
Other assets	173,548	73,108	>100.00%
Total assets	3,113,290	1,601,153	94.44%
Noninterest bearing deposits	337,354	240,649	40.19%
Money market & interest checking	655,297	320,953	>100.00%
Savings	215,475	96,479	>100.00%
CD’s and other time deposits	1,160,341	619,674	87.25%
Total deposits	2,368,467	1,277,755	85.36%
Federal funds purchased and securities sold under agreements to repurchase	1,136	18,000	-93.69%
Federal Home Loan Bank advances	240,958	55,000	>100.00%
Subordinated debt	32,991	20,619	60.00%
Commercial paper	74,309	63,788	16.49%
Other borrowed funds	350	493	-29.01%
Other liabilities	26,492	12,115	>100.00%
Total liabilities	2,744,703	1,447,770	89.58%
Total stockholders’ equity	$368,587	$153,383	>100.00%
Accumulated comprehensive loss	$1,869	$(686)	>(100.00%)
Average balances

	For the Three Months Ended		Percent Increase (Decrease)
	3/31/2008	3/31/2007
Total assets	$2,100,220	$1,606,052	30.77%
Total stockholders’ equity	$220,319	$151,311	45.61%
OTHER DATA
End of period full time employees	908	578

QUARTERLY PERFORMANCE SUMMARY

StellarOne Corporation (NASDAQ: STEL)

(Dollars in thousands)

	For the Three Months Ended		Percent Increase (Decrease)
	3/31/2008	3/31/2007
Interest Income
Loans, including fees	$27,262	$21,985	24.00%
Deposits in other banks	3	6	-50.00%
Investment securities:
Taxable	2,062	1,834	12.43%
Tax-exempt	837	943	-11.24%
Dividends	268	126	>100.00%
Federal funds sold	196	53	>100.00%
Total interest income	30,628	24,947	22.77%
Interest Expense
Deposits	10,205	8,531	19.62%
Federal funds repurchased and securities sold under agreements to repurchase	55	108	-49.07%
Federal Home Loan Bank advances	1,907	777	>100.00%
Subordinated debt	467	417	11.99%
Commercial paper	479	754	-36.47%
Other borrowings	—	5	-100.00%
Total interest expense	13,113	10,592	23.80%
Net interest income	17,515	14,355	22.01%
Provision for loan losses	953	165	>100.00%
Net interest income after provision for loan losses	16,562	14,190	16.72%
Noninterest Income
Retail banking fees	2,567	1,743	47.27%
Commissions and fees from fiduciary activities	803	828	-3.02%
Brokerage fee income	414	256	61.72%
Other operating income	978	402	>100.00%
Gains on securities available for sale	32	—	N/A
Losses on sales of foreclosed assets	(500)	—	N/A
Mortgage banking-related fees	871	599	45.41%
Total noninterest income	5,165	3,828	34.93%
Noninterest Expense
Compensation and employee benefits	11,168	6,819	63.78%
Net occupancy	1,160	874	32.72%
Supplies and equipment	1,541	1,121	37.47%
Amortization-intangible assets	161	164	-1.83%
Marketing	417	249	67.47%
State franchise taxes	395	244	61.89%
Data processing	1,084	468	>100.00%
Telecommunications	289	238	21.43%
Professional fees	574	150	>100.00%
Other operating expenses	2,249	1,960	14.74%
Total noninterest expense	19,038	12,287	54.94%
Income before income taxes	2,689	5,731	-53.08%
Income tax expense	602	1,713	-64.86%
Net income	$2,087	$4,018	-48.06%

STELLARONE CORPORATION

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES

THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(Dollars in thousands)

	Three months ended March 31,
	2008			2007
	Average	Interest	Average	Average	Interest	Average
Dollars in thousands	Balance	Inc/Exp	Rates	Balance	Inc/Exp	Rates
Assets
Loans receivable, net	$1,627,999	$27,300	6.73%	$1,219,094	$22,026	7.33%
Investment securities
Taxable	202,373	2,341	4.58%	174,839	1,960	4.48%
Tax exempt	84,337	1,287	6.04%	94,854	1,451	6.12%

Total investments	286,710	3,628	5.01%	269,693	3,411	5.05%
Interest bearing deposits	375	3	3.16%	626	6	3.83%
Federal funds sold	17,396	183	4.16%	3,831	53	5.53%

	304,481	3,814	4.96%	274,150	3,470	5.05%

Total earning assets	1,932,480	31,114	6.46%	1,493,244	25,496	6.92%

		31,114
Total nonearning assets	167,740			112,808

Total assets	$2,100,220			$1,606,052

Liabilities and Stockholders’ Equity
Interest-bearing deposits
Interest checking	$305,030	$1,096	1.44%	$159,417	$63	0.16%
Money market	131,175	665	2.03%	179,678	1,256	2.83%
Savings	127,065	338	1.07%	96,518	302	1.27%
Time deposits:
Less than $100,000	513,723	5,298	4.14%	414,884	4,435	4.34%
$100,000 and more	255,407	2,808	4.41%	213,672	2,475	4.70%

Total interest-bearing deposits	1,332,400	10,205	3.07%	1,064,169	8,531	3.25%
Federal funds purchased and securities sold under agreements to repurchase	5,444	54	3.92%	7,883	108	5.48%
Federal Home Loan Bank advances	185,516	1,908	4.07%	62,205	777	5.00%
Subordinated debt	24,426	463	7.50%	20,619	417	8.09%
Commercial paper	74,261	479	2.55%	63,805	754	4.73%
Other borrowings	782	4	2.02%	345	5	5.80%

	290,429	2,908	3.96%	154,857	2,061	5.32%

Total interest-bearing liabilities	1,622,829	13,113	3.23%	1,219,026	10,592	3.51%

Total noninterest-bearing liabilities	257,072			235,715

Total liabilities	1,876,094			1,454,741
Stockholders’ equity	220,319			151,311

Total liabilities and stockholders’ equity	$2,100,220			$1,606,052

Net interest income (tax equivalent)		$18,001			$14,904

Average interest rate spread			3.23%			3.41%
Interest expense as percentage of average earning assets			2.71%			2.88%
Net interest margin			3.75%			4.05%